SUMMARY PROSPECTUS
MAY 1, 2021
Index 500 Stock Portfolio

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus, reports to shareholders, and other information about the Portfolio online at www.nmseriesfund.com. You can also get this information at no cost by calling (866) 910-1232 or by sending an e-mail request to sfprospectus@northwesternmutual.com. The current prospectus and statement of additional information, each dated May 1, 2021, along with the Portfolio’s most recent annual report dated December 31, 2020, are incorporated by reference into this Summary Prospectus. The Portfolio’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the prospectus.
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s shareholder reports are no longer sent by mail unless you specifically request paper copies of the reports from us at (866) 910-1232, free of charge. Instead, annual and semi-annual reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications electronically by signing up for eDelivery at NorthwesternMutual.com/eDelivery.
You may elect to receive all future shareholder reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling us at (866) 910-1232. Your election to receive shareholder reports in paper will apply to all future such reports.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to achieve investment results that approximate the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”).
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.01%
Total Annual Portfolio Operating Expenses(1)	0.21%
Fee Waiver(2)	(0.01)%
Total Annual Portfolio Operating Expenses After Fee Waiver(1),(2)	0.20%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
(2)
The Portfolio's investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after April 30, 2022.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio’s operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$20	$67	$117	$267
NMSF-SP1
Northwestern Mutual Series Fund, Inc.

Index 500 Stock Portfolio – Summary

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 4.59% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Portfolio employs a “passive management,” or indexing, investment approach designed to track the performance of the S&P 500® Index. The S&P 500® Index is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. As of March 31, 2021, the market capitalization range of the S&P 500® Index was approximately $5 billion to $2 trillion. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in equity index futures and exchange traded funds for cash management and liquidity purposes and to help achieve full replication.
Standard & Poor’s constructs the Index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its float-adjusted market value. For example, the 50 largest companies in the index may account for over 50% of its value.
Because the Portfolio is managed with a goal of fully replicating the underlying S&P 500® Index, the approach employed by the Portfolio with respect to reconstitution and rebalancing aligns with the process followed generally by the S&P 500® Index. Changes to the underlying company constituents of the S&P 500® Index are made on an as-needed basis and are usually announced several days before they are scheduled to be implemented. The S&P 500® Index typically makes weightings adjustments based on changes in the amount of a constituent company’s shares outstanding on a quarterly basis. The constituent and share-based weightings changes made by the S&P 500® Index will be made in a parallel fashion by the Portfolio on substantially the same timeline. Additionally, the Portfolio utilizes cash equitization instruments, and rebalancing occurs as necessary to maintain balances within established target ranges for these instruments. Cash equitization as employed by the Portfolio is a strategy pursuant to which the Portfolio will acquire certain derivative instruments, such as equity index futures, whereby the futures will be utilized to replicate index returns and enable the Portfolio to be fully invested, while still maintaining cash balances as needed by the Portfolio. This strategy works to limit the extent to which uninvested cash will weigh negatively on overall Portfolio returns when markets go up.
The Index 500 Stock Portfolio’s ability to match the performance of the S&P 500® Index will be affected to some extent by the size and timing of cash flows into and out of the Index 500 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
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Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index and the risk of adverse price movements in the market. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include counterparty and liquidity risks. The Portfolio’s purchase of futures contracts may involve risks related to imperfect correlation between the prices of such instruments and the price of the underlying asset, as well as leverage, liquidity and volatility risks. The Portfolio’s purchase of total return equity swap agreements may pose risk arising from losses if the underlying reference asset does not perform as anticipated; such agreements are also subject to counterparty credit, liquidity and leveraging risks.
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Equity Securities Risk – The value of equity securities, such as the stocks in which the Portfolio invests, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.
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Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expenses incurred as a shareholder in another investment company, and tracking error. ETFs are also subject to the risk that their market prices may trade at a premium or discount to their net asset value, which means the Portfolio will overpay for an ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets when selling if it is trading at a discount. An active market for an ETF may not be developed or maintained. Trading of an ETF’s shares may be halted by the exchange, in which case the Portfolio would be unable to sell its ETF shares unless and until trading is resumed.
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Indexing Strategy Risk –A Portfolio using a passive management strategy is not “actively” managed, and therefore does not engage in shifting portfolio assets to take advantage of market opportunity, and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. Since the Portfolio implements a
NMSF-SP2
Northwestern Mutual Series Fund, Inc. Prospectus

Index 500 Stock Portfolio – Summary

full replication strategy with respect to the index which it tracks, to the extent the index has a significant allocation to an industry or group of industries, a particular sector, or to a single issuer or small number of issuers, the Portfolio will exhibit a significant investment level in that industry, group of industries, sector, issuer or small number of issuers. Portfolio performance may be adversely affected by a significant investment in an industry, group of industries, sector, issuer or small number of issuers, and may be more susceptible to adverse economic, market, political or regulatory developments affecting the industry, group of industries sector or issuer(s) subject to a significant level of investment.
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Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.
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Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments. Such events include the pandemic spread of the novel coronavirus known as COVID-19, the ongoing effects of which are unpredictable and may result in significant and adverse effects on the value of securities owned by the Portfolio and Portfolio performance.
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Tracking Error Risk – The Portfolio may be subject to tracking error, which is the divergence of the Portfolio’s performance from that of the underlying index. Tracking error may occur due to a number of factors, including differences between the securities held in the Portfolio and those included in the underlying index, and based upon the fact that the Portfolio incurs fees and expenses, while the underlying index does not. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions.
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Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio.  Prior to February 1, 2021, the Portfolio was managed by Mason Street Advisors, LLC. Performance shown may have been different if the current strategy, and the current sub-adviser, had been in place during the periods shown. Returns are based on past results and are not an indication of future performance.  Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	2nd quarter, 2020	20.47%
Worst Quarter	1st quarter, 2020	-19.62%
Average Annual Total Return
(for periods ended December 31, 2020)
	1 Yr	5 Yr	10 Yr
Index 500 Stock Portfolio	18.18%	14.97%	13.64%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.20%	13.87%
Lipper® Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average (reflects deductions for fees and expenses)	18.08%	14.80%	13.47%
NMSF-SP3
Northwestern Mutual Series Fund, Inc. Prospectus

Index 500 Stock Portfolio – Summary

PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: BlackRock Advisors, LLC (BlackRock) Portfolio Managers: Suzanne Henige, CFA, Director and Senior Portfolio Manager, joined BlackRock in 2009 and has managed the Portfolio since February 2021. Jennifer Hsui, CFA, Managing Director and Chief Investment Officer for Global Portfolio Engineering joined BlackRock in 2006 and has managed the Portfolio since February 2021. Alan Mason, Managing Director and Global Co-Head of EII Markets and Investments, joined BlackRock in 1991 and has managed the Portfolio since February 2021. Amy Whitelaw, Managing Director and Head of Americas Portfolio Engineering joined BlackRock in 1999 and has managed the Portfolio since February 2021.
TAX INFORMATION
Shares of the Portfolio are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors of owning such products.
COMPENSATION TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
Neither the Portfolio nor any related companies pay compensation to broker-dealers or other financial intermediaries for the sale of Portfolio shares or related services. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for important information about compensation paid to financial intermediaries for sales of variable annuity contracts and variable life insurance policies.
NMSF-SP4
Northwestern Mutual Series Fund, Inc. Prospectus